EXHIBIT  10.1
ACQUISITION  AGREEMENT


                              ACQUISITION AGREEMENT
                              ---------------------

     Acquisition  Agreement,  made  this  6th  day  of  September,  2001  among:

                          China Gateway Holding Limited
                          343 Queen's Road E, Suite 706
                                    Hong Kong

                             a Delaware corporation

                                                            ("Buyer")

                                       and

                            Chemical Consortium, Inc.
                                814 Lakeway Drive
                                    Suite 262
                          Bellingham, Washington 98226

                           a , Washington corporation
                                                            (the  "Company")

                                       and

                                 J. Greig, Ph.D.

                      A resident of the State of Washington
                                                            (the  "Seller")

     WHEREAS;

     A. Buyer, is a United States publicly held, fully reporting corporation, currently trading on the Pink Sheets.

     B. Buyer, currently is not engaged in any business nor owns any assets, and directly or through one or more subsidiaries, desires to engage in the business of manufacturing and sales of chemicals.

     C. Company, is engaged in the business of manufacturing and sales of chemicals in the State of Washington.

     D. The parties hereto deem it to be in the best interest of each of them that Buyer purchase 100 percent of the issued and outstanding capital stock of the Company, and generally succeed to the business of the Company, all pursuant to such terms, provisions and conditions as the parties hereto shall agree.

     NOW, THEREFORE, WITNESSETH, that for and in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:


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A.   PURCHASE  AND  PAYMENT
     ----------------------

     1.   Purchase  and  Sale  of  Stock.

          1.1 Buyer agrees to purchase from Seller and Seller agrees to sell, assign, transfer and deliver to Buyer 100 percent of the issued and outstanding stock of the Company owned by the Seller consisting of 10,000,000 shares of the Company (collectively, the "Stock").

          1.2 The purchase and payment for the Stock by Buyer shall take place at the time and in the manner hereinafter provided, and the sale, assignment, transfer and delivery of the Stock by Seller, shall take place on the Closing
Date at the Closing as those terms are hereinafter defined, subject to the fulfillment of the conditions hereinafter provided.

     2.   Purchase  Price.

          The aggregate purchase price of the Stock (the "Purchase Price"), shall be Forty Four Million Eight Hundred Thousand (44,800,000) newly issued common shares of the Buyer. The shares comprising the Purchase Price shall be transferred to the Seller at closing.

B.   REPRESENTATIONS  AND  WARRANTIES  OF  BUYER
     -------------------------------------------

     Buyer hereby warrants and represents to Seller that, as of the date hereof, the following statements are true and correct.

     1.   Corporate  Status.

          The Buyer is (a) duly organized, validly existing and in good standing under the laws of Delaware; (b) has full corporate power to own all of its properties and carry on its business as it is now being conducted and (c) is qualified to do business as a foreign corporation in each of the jurisdictions in which it operates and the character of the properties owned by the Buyer or the nature of the business transacted by the Buyer does not make qualification necessary in any other jurisdiction or jurisdictions.

     2.   Shares  Issued  and  Outstanding.

                          2.1     The  Buyer  is  authorized to issue 50,000,000
shares  Common  Stock,  US  $0.0001  par  value.

          2.2 As of this date, the Buyer has issued and outstanding 5,107,158. The Buyer warrants, that there are no other shares issued and outstanding and that there are no options or warrants outstanding except as noted in this paragraph herein.

     3.   Authority  to  Buy.

          Buyer have full right, power and authority to buy the Company and deliver the Stock to the Seller in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.


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     4.   Period  Since  Most  Recent  Financials.

From the date of the most recent financial statements as filed with the Securities and Exchange Commission, the Buyer has:

          5.1 Not suffered any material adverse change in its financial condition, assets, liabilities or business.

          5.2 Not issued any additional shares of stock, rights or options to purchase or convert into such stock, or other securities except as noted in this Agreement in Paragraph 2 above.

          5.3 To the best knowledge of Buyer, it not incurred any liabilities, contingent or otherwise, except those stated in the balance sheet of the Buyer as of June 30, 2001, or described in any notes accompanying said balance sheet.

     6.   Ownership  of  Stock.

          All of the issued and outstanding shares of capital stock of the Buyer are owned beneficially and of record with the number of shares owned by each is set forth in Schedule A hereto.

     7.   Capital  Structure.

          The Buyer (a) is authorized by its charter and applicable law to issue capital stock of the type and having par values as set forth in this Agreement in Paragraph B2 above; (b) has no issued and outstanding shares of its capital stock whatever, except as specifically indicated in this Agreement in Paragraph B2 above, all of which such shares are fully paid and non-assessable; (c) does not have authorized, issued or outstanding any subscription, option, warrant, conversion or other rights to the issuance or receipt of shares of its capital stock except as set forth in this Agreement in Paragraph B2 above; (d) has all voting rights vested exclusively in the presently issued and outstanding capital stock; and (e) has outstanding no bonds, debentures or other similar evidences of indebtedness except as specifically disclosed in this Agreement in Paragraph B2 above.

     8.   Regulatory  Good  Standing.

          The Buyer has all material rights, certificates, authorities, permits, licenses, franchises and other authorizations necessary to and has complied in material respects with all laws applicable to, the conduct of its business in the manner and in the areas in which such business is presently being conducted and all such certificates, authorities, rights, permits, licenses, franchises and authorizations are valid, in good standing, in full force and effect, under no orders of suspension or restraints, and subject to no disciplinary, probationary or other orders. To the best of its knowledge, the Buyer has engaged in no activity whatever which would cause or lead to proceedings involving revocation, suspension, restraint, disciplinary action or any other action whereby any of such certificates, authorities, rights, permits, licenses, franchises or authorizations, or any part thereof, might be canceled, terminated, suspended, impaired, lost or otherwise adversely affected, and no action or proceeding looking to or contemplating any of the foregoing is pending or to the Buyer's knowledge threatened.


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     9.   Litigation.

          The Buyer is not a party to any pending or to its knowledge threatened suit, action, proceeding, prosecution or litigation which might materially adversely affect the financial condition, business, assets, properties, certificates, rights, authorities, franchises or authorizations of the Buyer, or materially interfere therewith, nor to the knowledge of the Buyer is there any threatened or pending governmental investigation involving the Buyer or any of its operations, including inquiries, citations or complaints by any federal, state or local administration or agency, which would materially adversely affect the financial condition, business, assets or properties of the Buyer; and there are no outstanding, existing or pending judgments, orders, decrees, rulings, directives, stipulations or other mandates of any court or any public or quasi-public agency, body or official which have been in any way violated as they relate to or affect the Buyer or any of the Buyer's properties, businesses, operations, affairs or activities.

     10.  Defaults.

          There are no material defaults on the part of the Buyer under any contract, lease, mortgage, pledge, credit agreement, title retention agreement, security agreement, lien, encumbrance or any other commitment, contract, agreement or undertaking to which the Buyer or any of its subsidiaries are a party.

     11.  Tax  Returns.

          All returns for governmental income taxes, surtaxes, excess profits taxes, franchise taxes, sales and use taxes, real and personal property taxes and any and all other taxes to which the Buyer, or its assets, operations or income may be subject, due as of the date hereof, have been duly prepared and filed in good faith and all taxes shown thereon have been paid or are accrued on the books of the Buyer.

     12.  Tax  Accruals.

          All other taxes and other assessments and levies which the Buyer is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are held by the Buyer for such payment and all such withholding and collections and all other payments unpaid and due in connection therewith as of June 30, 2001 are duly reflected in the balance sheet of the Buyer as of said date and as of the date of Closing.

     13.  Labor  Problems.

          No labor or labor union problems or difficulties, arbitrations, investigations, litigations or similar proceedings with respect thereto, are presently existing, suffered, pending or threatened with respect to the Buyer or any of its subsidiaries.

     14.  Compliance  with  Law.

          The Buyer conform in material respects with all applicable regulations, laws and statutes, including but not limited to U.S. securities law, income tax law, and other such laws, rules, regulations and ordinances.


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     15.  Truth  of  Representation.

          No representation by the Buyer made in this Agreement and no statement made in any certificate or schedule furnished in connection with the transaction herein contemplated contains or will contain any knowingly untrue statement of a material fact or knowingly omits or will omit to state any material fact reasonably necessary to make any such representation or any such statement not misleading to a prospective purchaser of the Stock.

C.   REPRESENTATIONS  AND  WARRANTIES  OF  SELLER  AND  THE  COMPANY
     ---------------------------------------------------------------

     Seller and the Company hereby warrant and represent to Buyer that, as of the date hereof, the following statements are true and correct.

     1.   Corporate  Status.

          The Company is (a) duly organized, validly existing and in good standing under the laws of the State of Washington; (b) has full corporate power to own all of its properties and carry on its business as it is now being conducted; and (c) is qualified to do business in each of the jurisdictions in which it operates and the character of the properties owned by the Company or the nature of the business transacted by the Company does not make qualification necessary in any other jurisdiction or jurisdictions.

     2.   Authority  to  Sell.

          Seller have full right, power and authority to sell, transfer and deliver the Stock owned by such Seller to Buyer in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

     3.   Capital  Structure.

          The Company (a) is authorized by its charter and applicable law to issue up to 50,000 shares capital stock .0001 par vale; (b) has no issued and outstanding shares of its capital stock whatever, except as specifically indicated in this Agreement in Paragraph A1 above, all of which such shares are fully paid and non-assessable; (c) does not have authorized, issued or outstanding any subscription, option, warrant, conversion or other rights to the issuance or receipt of shares of its capital stock except as set forth in this Agreement in Paragraph A1 above; (d) has all voting rights vested exclusively in the presently issued and outstanding capital stock; and (e) has outstanding no bonds, debentures or other similar evidences of indebtedness except as specifically disclosed in this Agreement in Paragraph A1 above.

     4.   Ownership  of  Stock.

                          J.  Greig,  owns  all  of  the  issued and outstanding
shares of capital stock of the Company. Seller holds such stock free and clear of all liens, claims, debts, encumbrances and assessments, and any and all restrictions as to sale, assignment or transferability thereof. Seller has full rights, power and authority to sell, transfer and deliver all of the shares of stock owned by said Seller and the certificates therefore, sold hereunder, to Buyer in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

     5.   Title  to  Assets.

          The Company states: (a) that it has good and marketable title to all of its assets, as set forth on Schedule B hereto, which good and marketable title is free and clear of all mortgages, pledges, liens, credit agreements, title retention agreements, security agreements, taxes, claims, debts and other obligations and encumbrances except as noted in Schedule B hereto (b) the lien, if any, of current taxes not yet due and payable and (c) such additional encumbrances or imperfections of title, if any, which are not substantial in character, amount or extent and which do not materially detract from the value, or materially interfere with the present or future intended use, of the properties subject thereto or affected thereby, and which do not otherwise materially impair or affect the business and operations of the Company.

     6.   Peaceable  Possession  of  Assets.

          The ownership and possession of all of the assets of the Company have been peaceable and undisturbed and the title thereto has never been disputed or questioned to the knowledge of the Company; nor does the Company know of any facts by reason of which the possession or title thereof by the Company might be disturbed or questioned or by reason of which any claim to its assets might arise or be set up adverse to the Company.

     7.   Regulatory  Good  Standing.

          The Company has all material rights, certificates, authorities, permits, licenses, franchises and other authorizations necessary to and has complied in material respects with all laws applicable to, the conduct of its business in the manner and in the areas in which such business is presently being conducted and all such certificates, authorities, rights, permits, licenses, franchises and authorizations are valid, in good standing, in full force and effect, under no orders of suspension or restraints, and subject to no disciplinary, probationary or other orders. To the best of its knowledge, the Company has engaged in no activity whatever which would cause or lead to proceedings involving revocation, suspension, restraint, disciplinary action or any other action whereby any of such certificates, authorities, rights, permits, licenses, franchises or authorizations, or any part thereof, might be canceled, terminated, suspended, impaired, lost or otherwise adversely affected, and no action or proceeding looking to or contemplating any of the foregoing is pending or to the Company's knowledge threatened. The foregoing shall not be deemed to constitute a warranty or representation that the Company has not heretofore or shall not hereafter suffer to be committed minor and unintentional violations of any governmental regulations of such nature as not to cause either suspension or revocation of the Company's operating authority.

     8.   Litigation.

          The Company is not a party to any pending or to its knowledge threatened suit, action, proceeding, prosecution or litigation which might materially adversely affect the financial condition, business, assets, properties, certificates, rights, authorities, franchises or authorizations of the Company, or materially interfere therewith, nor to the knowledge of the Company is there any threatened or pending governmental investigation involving the Company or any of its operations, including inquiries, citations or complaints by any federal, state or local administration or agency, which would materially adversely affect the financial condition, business, assets or properties of the Company; and there are no outstanding, existing or pending judgments, orders, decrees, rulings, directives, stipulations or other mandates of any court or any public or quasi-public agency, body or official which have been in any way violated as they relate to or affect the Company or any of the Company's properties, businesses, operations, affairs or activities.

     9.   Defaults.

          There are no material defaults on the part of the Company under any contract, lease, mortgage, pledge, credit agreement, title retention agreement, security agreement, lien, encumbrance or any other commitment, contract, agreement or undertaking to which the Company is a party.

     10.  Tax  Returns.

          All returns for governmental income taxes, surtaxes, excess profits taxes, franchise taxes, sales and use taxes, real and personal property taxes and any and all other taxes to which the Company, or its assets, operations or income may be subject, due as of the date hereof, have been duly prepared and filed in good faith and all taxes shown thereon have been paid or are accrued on the books of the Company.

     11.  Tax  Accruals.

          All other taxes and other assessments and levies which the Company is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are held by the Company for such payment and all such withholding and collections and all other payments unpaid and due in connection therewith as of June 30, 2001 are duly reflected in the balance sheet of the Company as of said date.

     12.  Labor  Problems.

          No labor or labor union problems or difficulties, strikes, walk-outs, slow downs, job actions, boycotts, arbitrations, investigations, litigations or similar proceedings with respect thereto, are presently existing, suffered, pending or threatened with respect to the Company, its employees, business operations, assets or properties.

     13.  Compliance  with  Law.

          All of the properties, assets and business operations of the Company conform in material respects with all applicable ordinances, regulations, laws and statutes, including but not limited to building, zoning, safety, highway and other such laws, rules, regulations and ordinances of the State of Washington.

     14.  Infringements.

          The Company has never been charged with infringement or violation of any adversely held patent, trademark, trade name, or copyright, with claims reading on operations of the Company or on apparatus or methods employed by the Company in effecting the same, which would materially adversely affect any operation of the Company, nor is the Company using or in any way making use of any confidential information or trade secrets, of any former employer or any present or past employee of the Company except as a result of the acquisition of the business of such former employer.

     15.  Truth  of  Representation.

          No representation by the Company made in this Agreement and no statement made in any certificate or schedule furnished in connection with the transaction herein contemplated contains or will contain any knowingly untrue statement of a material fact or knowingly omits or will omit to state any material fact reasonably necessary to make any such representation or any such statement not misleading to a prospective purchaser of the Stock.

D.   COVENANTS  OF  THE  BUYER,  SELLER  AND  THE  COMPANY
     -----------------------------------------------------

     The Buyer, Seller and the Company (hereinafter "the Parties") hereby covenant and agree as follows:

     1.   Inspection  of  Records.

          During the period from the date hereof through the Closing Date as that term is hereinafter defined (the "Contract Period"), the Parties shall have the right and opportunity at its own expense to make such examination and investigation of the Buyer's and the Company's business, properties and affairs as the Parties may deem reasonably necessary or desirable for all purposes relating to this Agreement and to that end, throughout the Contract Period, the Buyer and the Company will allow and grant the Parties, its officers, counsel, accountants, auditors and executive employees full, free and continuous access, during normal business hours and without interference with the conduct of the Buyer's and the Company's business, to all of the premises, properties, contracts, commitments, leases, books, papers, documents, instruments, books of account, minutes and other records of the Buyer and the Company and will furnish and provide the Parties with all such financial and other statements and all such additional information and particulars in respect of the business, properties and affairs of the Buyer and Company as the Parties may, from time to time during the Contract Period, reasonably request or require.

     2.   Conduct  of  Business.

          During the period from the date hereof to the Closing Date as that term is hereinafter defined, the Buyer and Company shall:

          2.1 Conduct their business and operations solely in the usual, normal and ordinary course;

          2.2 Issue no additional shares of stock, options, calls or other rights to purchase such stock, or any other securities of any kind whatever;

          2.3 Make no distributions to their shareholders, as shareholders, of any of its assets or properties by way of dividends, purchase of shares, redemption or otherwise.

          2.4 Not transfer to any person, firm or corporation any customers, customer lists or customer accounts of the Buyer or Company;

          2.5 Make no increase of any kind in any salary, wages, bonus or compensation of any officer, employee, representative or agent of the Buyer or Company or pay any extra compensation of any kind whatever to any of such persons;

          2.6  Not  sell,  transfer  or  dispose  of  any  of  the  Stock;


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          2.7  Not  sell, transfer or dispose of any of its business, properties or assets, tangible or intangible, except for a full and fair consideration in the usual and ordinary course of business;

          2.8 Make no purchases or acquisitions of any real or personal property nor increase or decrease inventory, except in the usual and ordinary course of its business;

          2.9 Not subject any of its business, property or assets whatever, tangible or intangible, to any mortgage, lien, pledge, hypothecation or encumbrance in any manner except for a full and fair consideration in the usual and ordinary course of business;

          2.10 Not borrow any money, make any unusual or extraordinary expenditure or incur or become liable for any obligations or liabilities except current liabilities in the usual and ordinary course of its business;

          2.11 Not make any loans or advances or extend any credit except in the usual and ordinary course of its business.

     3.   Publicity.

          All notices to third parties other than Parties and all other publicity concerning the transactions contemplated by this Agreement shall be planned and coordinated jointly by Buyer and by the Company.

     4.   Warranties  and  Representations.

          The Buyer and Company will promptly furnish to all the Parties copies of any and all financial statements of the Buyer and Company prepared by or for the Buyer or Company subsequent to the date hereof, and will promptly furnish to and advise the Parties of any and all material information, details, facts and circumstances concerning the Buyer's or Company's financial condition, or business arising subsequent to the date of this Agreement by reason of which any changes, modifications, amendments, additions or deletions from any Schedule annexed hereto or any warranty, representation, covenant or condition recited herein would be necessary to render the same true and correct in material respects and not materially false or misleading, as of the date such information, details, facts and circumstances are furnished to the Parties.

E.   MANAGEMENT
     ----------

Upon the Closing under this Agreement in accordance with Paragraph H below, the Buyer's corporate headquarters will relocated to 103 East Holly Street, Suite 303, Bellingham, WA 98225, the current Board of Directors will resign and J. Greig will be elected to the Board of Directors of the Buyer as its Chairman.

F.   CONDITIONS  PRECEDENT  TO  CLOSING
     ----------------------------------

     All obligations of the Buyer, Seller and the Company under this Agreement are subject to the fulfillment of each of the following conditions, in addition to the fulfillment of any and all other conditions set forth in this Agreement:

     1.   Effectiveness  of  Warranties.

          Each and every one of the warranties and representations of the Buyer as hereinbefore set forth in Paragraph B hereof, and of the Seller and the Company as hereinbefore set forth in Paragraph C hereof, shall be true at and as of the Closing Date as though such representations were made at and as of such time.

     2.   Performance  of  Covenants.

          Each and every covenant herein made by Buyer, Seller and the Company, as set forth in Paragraph D, which is to be performed at or prior to the Closing Date, shall have been duly performed by such times.

     3.   Corporate  Action.

          3.1 Prior to the Closing Date, the Board of Directors of the Company and of the Buyer shall have duly adopted resolutions to the same effect with respect to the aforesaid matters.

          3.2 Prior to the Closing Date, the Board of Directors of the Company and of the Buyer shall call a special meeting of their respective shareholders whereby their respective shareholders shall have duly approved the above Board of Directors resolutions to the same effect with respect to the aforesaid matters.

     4.   Termination.

          In the event any of the foregoing conditions shall not be fulfilled prior to the Closing, unless caused by any action or failure to act on the part of Parties, any of the Parties shall have the right to terminate the Agreement by notice thereof in writing to the other, and the parties hereto shall be restored as far as possible to status quo, whereupon the parties hereto shall have no further obligations or liabilities hereunder, one against the other, except for the obligation of Buyer under Section G hereof which shall survive a termination of this Agreement.

G.   INDEMNIFICATION
     ---------------

     1.   Parties  shall  be  indemnified  as  follows:

          Seller and the Company shall indemnify and hold harmless the Buyer from and against any losses, damages or expenses which may be suffered or incurred by Buyer arising from or by reason of the inaccuracy of any statement, representation or warranty of Seller or the Company made herein or, in any schedule hereto or certificate delivered in connection herewith, or the failure of Seller or the Company to perform any agreement made by them herein. Buyer shall give Seller prior written notice of any claim, demand, suit or action with respect to which indemnity may be sought pursuant to this Section. Seller, in every such case, shall have the right at his sole expense and cost to participate in contesting the validity or the amount of any such claim, demand, suit or action. In the event Buyer suffers loss, damage or expense and is entitled to indemnification under this Section, the amount of any such loss, damage or expense shall be assessed against and shall be paid by Seller. Seller shall have no liability under this Section unless a claim for indemnification is made by the Buyer prior to the Six (6) month anniversary of the Closing.

Notwithstanding anything herein to the contrary, Seller shall have no liability under this Section for any loss, damage, expense or amount suffered or incurred by Buyer or the Company (a) as a result of any election made by the Buyer or the Company subsequent to the Closing under Section 338 of the Internal Revenue Code of 1954, as amended, or (b) which is covered by insurance maintained by the Company on the Closing Date.

     2. The Buyer shall indemnify the Company and Seller and shall hold the Company and Seller harmless, from and against any losses, damages or expenses which may be suffered or incurred by the Company or Seller arising from or by reason of the inaccuracy of any statement, representation or warranty of the Buyer made herein or in any schedule hereto or certificate delivered in connection herewith, or the failure of Buyer to perform any agreement made by it herein. Seller shall give Buyer prior written notice of any claim, demand, suit or action with respect to which indemnity may be sought pursuant to this Section. Buyer, in every such case, shall have the right at his sole expense and cost to participate in contesting the validity or the amount of any such claim, demand, suit or action. In the event Seller suffers loss, damage or expense and is entitled to indemnification under this Section, the amount of any such loss, damage or expense shall be assessed against and shall be paid by Buyer. Buyer shall have no liability under this Section unless a claim for indemnification is made by the Seller prior to the Six (6) month anniversary of the Closing.

H.   CLOSING
     -------

     1.   Time  and  Place.

          The closing under this Agreement (the "Closing") and all deliveries hereunder shall take place at the office of the Seller's attorneys office at 103 East Holly Street, Suite 303, Bellingham, Washington 98225 on September ___, 2001 or such other date as shall be agreed upon by all the parties ("the Closing date").

     2.   Delivery  of  Documents.

          At the Closing, the Company will deliver to the Buyer the following documents:

          2.1 A written opinion, dated on the Closing Date, of counsel representing the Company, to the effect that the Company has been duly incorporated and is on the closing date validly existing as a corporation in good standing under the laws of the state of its incorporation; that the Company is duly qualified or licensed as a foreign corporation in all other states in which it does business; that the shares of capital stock delivered by Seller to Buyer at the closing have been validly issued and are outstanding, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of the Company; that such counsel knows of no litigation, proceeding or investigation pending or threatened against the Company or Seller which might result in any material adverse change in the business, properties or financial condition of the Company or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, other than as represented elsewhere in this Agreement; and that to the knowledge of such counsel the sale, transfer, assignment and delivery by Seller to Buyer of the Stock pursuant to this Agreement will vest in Buyer all rights, title and interest in and to such Stock free and clear of all liens, encumbrances, and equities.

          2.2 A certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date certifying to the best of his knowledge, in reasonable detail as Buyer may request on and as of said date, to the fulfillment, as of the Closing Date, of each and every one of the conditions precedent to the closing set forth in Paragraph F hereof, and specifically setting forth each and every change, amendment, modification, omission or addition to any provision hereof or schedule annexed hereto or furnished hereunder, necessary to render each and every one of the provisions hereof or schedules annexed hereto correct and accurate in material respects and not materially false or misleading.

          2.3 Such additional copies or duplicate originals of the above described documents and such other documents, undertakings and assurances as Buyer shall reasonably require, all of which documents, undertakings and assurances shall be delivered to Buyer sufficiently in advance of the Closing Date, as Buyer shall reasonably require, so as to permit adequate inspection and examination thereof, all of which documents, undertakings and assurances shall be in form satisfactory to counsel to Buyer.

I.   CONFIDENTIALITY
     ---------------

     All information and documentation provided or to be provided by the Company or Seller to Buyer in connection with this Agreement and the transactions contemplated hereby has been and shall be provided in the strictest confidence. Pending the Closing, Buyer covenants and agrees not to use any of such information or documentation in or for the benefit of any business engaged in directly or indirectly by Buyer and not to furnish or disclose any of such information or documentation to any person or company. If the transactions contemplated by this Agreement are not consummated, Buyer covenants and agrees to return all such information and documentation to the Company and not retain any copies thereof, and Buyer further covenants and agrees to maintain the confidentiality of such information and documentation and to neither use any of it in or for the benefit of any business engaged in directly or indirectly by the Buyer nor furnish or disclose any of it to any person or company.

J.   RESCISSION
     ----------

     The parties hereby agree that the purpose of this Agreement between the parties herein, is to implement the Company's Business Plan, a copy of which is attached herein and made a part of this Agreement. As part of said Business Plan, the parties herein agree that on or before 90 days from execution of this Agreement, the Company will execute a purchase agreement for a blending and mixing facility in accordance with said Business Plan and the Seller will arrange for a minimum of $175,000 USD to be deposited into the Company which shall be used as a down payment for that purpose, and within the same time period start an environmental audit of the facility prior to the completion of the purchase of said facility. In the event Seller fails to do so within the specified 90 days time period, a majority of the Company's shareholders without the Seller's shares taken into consideration, may elect to rescind this Agreement within 180 days from execution of this Agreement, and in such event, the Seller shall bear all costs associated with said rescission including but not limited to costs associated with regulatory fees.

K.   GENERAL  PROVISIONS
     -------------------

     1.   Survival  of  Representations,  Warranties  and  Covenants.

          Unless otherwise expressly provided herein, the representations, warranties, covenants, indemnities and other agreements herein contained shall be deemed to be continuing and shall survive the consummation of the transactions contemplated by this Agreement.

     2.   Diligence.

          The parties hereto agree that each shall with reasonable diligence proceed to take all action which may be reasonably required to consummate the transaction herein contemplated.

     3.   Waivers.

          Each  party  hereto  may:

          3.1 Extend the time for performance of any of the obligations of the other party;

          3.2 Waive in writing any inaccuracies in representations and warranties made to it contained in this Agreement or any schedule hereto or any certificate or certificates delivered by any of the other parties pursuant to this Agreement; and

          3.3 Waive in writing the failure of performance of any of the agreements, covenants, obligations or conditions of the other parties herein set forth, or alternatively terminate this Agreement for such failure.

     4.   Non-Waiver.

          The waiver by any party hereto of any breach, default, inaccuracy or failure by another party with respect to any provision in this Agreement or any schedule hereto shall not operate or be construed as a waiver of any other provision thereof or of any subsequent breach thereof.

     5.   Further  Assurances.

          Each party hereto agrees to execute such further documents or instruments, requested by the other party, as may be reasonably necessary or desirable to effect the purposes of this Agreement and to carry out its provisions, at the expense of the party requesting the same.

     6.   Entire  Agreement.

          This Agreement constitutes a complete statement of all the arrangements, understandings and agreements between the parties, and all prior memoranda and oral understandings with respect thereto are merged in this Agreement. There are no representations, warranties, covenants, conditions or other agreements among the parties except as herein specifically set forth, and none of the parties hereto shall rely on any statement by or on behalf of the other parties which is not contained in this Agreement.

     7.   Governing  Law.

          Irrespective of the place of execution or performance of this Agreement, it shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America applicable to contracts made and to be performed in the United States, and cannot be changed, modified, amended or terminated except in writing, signed by the parties hereto.

     8.   Benefit  and  Assignability.

          This Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, provided, however, that this Agreement cannot be assigned by any party except by or with the written consent of the others. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation other than the parties hereto and their respective legal representatives, successors and assigns any rights or benefits under or by reason of this Agreement.

     9.   Approval  of  Counsel.

          The form of all legal proceedings and of all papers and documents used or delivered hereunder, shall be subject to the approval of counsels to Buyer and Seller.

     10.  Costs.

          The Company and/or Seller shall pay all legal and financial expenses in connection with this transaction.

     11.  Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     12.  Notices.

          Any notices and other communications under this Agreement shall be in writing and shall be considered given if delivered personally or mailed by certified mail to the party, for whom such notice is intended, at the address indicated at the outset hereof (or at such other address as such party may specify by notice to the other parties hereto).

     13.  Headings.

          The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     14.  Further  Action.

          Any further action required or permitted to be taken under this Agreement, including giving notices, executing documents, waiving conditions, and agreeing to amendments or modifications, may be taken on behalf of a party by its Board of Directors, its President or any other person designated by its Board of Directors, and when so taken shall be deemed the action of such party.

     IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement the day and year first above written.

                                            BUYER
                                            -----

                                            China Gateway Holding Limited


                                            By:   /s/  Danny  Wu
                                               -------------------------------
                                                  Danny  Wu,  President

                                            Witness:
                                                    --------------------------


                                            SELLER
                                            ------

                                            By:   /s/  J.  Greig
                                               -------------------------------
                                                  J.  Greig

                                            Witness:
                                                    --------------------------

                                            THE  COMPANY
                                            ------------

                                            Chemical  Consortium,  Inc.


                                            By:   /s/  J.  Greig
                                               -------------------------------
                                                  J.  Greig,  President

                                            Witness:
                                                    --------------------------